   As filed with the Securities and Exchange Commission on November 18, 1998
                                                  Registration No.333-
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM S-3

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933

                            ----------------------


                         AMERICAN GENERAL CORPORATION

            (Exact name of registrant as specified in its charter)

            Texas                        6719                74-0483432
(State or other jurisdiction of     (Primary Standard       (I.R.S. Employer
incorporation or organization) Industrial Classification  Identification No.)
                                 Code Number)

                              2929 Allen Parkway
                             Houston, Texas  77019
                                (713) 522-1111
         (address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                          ___________________________

                              Mark S. Berg, Esq.
                 Executive Vice President and General Counsel
                         American General Corporation
                              2929 Allen Parkway
                             Houston, Texas  77019
                                (713) 522-1111
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)
                          ___________________________

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box [_].

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-37877

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] _________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------

                                            Proposed
                                             Maximum       Proposed
                                            Aggregate      Maximum         Amount of
 Title of Securities     Amount to be       Price per      Aggregate      Registration
  to be Registered        Registered          Unit       Offering Price       Fee
 -------------------     ------------       ---------    --------------   ------------
Common Stock, par
 value $0.50 per share   5,000 shares(1)    $69.344(2)    $346,720(2)       $96.38
--------------------------------------------------------------------------------------
(1)  Also includes associated Series A Junior Participating Preferred Stock
     Purchase Rights, which Rights (a) are not currently separable from the shares of Common Stock and (b) are not currently exercisable.

(2)  Estimated solely for purposes of determining the amount of the registration fee pursuant to Rule 457(c), based on the average of the high and low prices reported on the New York Stock Exchange Composite Tape on November
     13, 1998.
--------------------------------------------------------------------------------------

                               EXPLANATORY NOTE

This Registration Statement is being filed in accordance with General Instruction IV to Form S-3 and Rule 462(b) under the Securities Act of 1933 as amended, to register additional shares of Common Stock for the General Agents Incentive Compensation Plan. The contents of the Registration Statement on Form S-3 (Registration No. 333-37877) filed by American General Corporation with the Securities and Exchange Commission on October 14, 1997, are incorporated herein by reference.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS


The following documents are filed as part of this Registration Statement in accordance with General Instruction IV to Form S-3:

     5      Opinion and Consent of Susan A. Jacobs, Esq.

     23(a)  Consent of Ernst & Young LLP

     23(b) Consent of Susan A. Jacobs, Esq. (included in Exhibit 5 to this Registration Statement)

     24     Powers of Attorney

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on the 18th day of November, 1998.


                              AMERICAN GENERAL CORPORATION


                                    By /s/ Mark S. Berg
                                      ----------------------------------
                                      Mark S. Berg
                                      Executive Vice President and
                                         General Counsel

     Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      Signature                    Title                     Date
      ---------                    -----                     ----

Robert M. Devlin*            Chairman, Chief
------------------------     Executive Officer and Director    November 18, 1998
Robert M. Devlin             (Principal Executive Officer)

/s/ Ellen H. Masterson       Senior Vice-President and Chief
------------------------     Financial Officer                 November 18, 1998
Ellen H. Masterson           (Principal Financial Officer)

/s/ Pamela J. Penny          Vice President and
------------------------     Controller                        November 18, 1998
Pamela J. Penny              (Controller)

J. Evans Attwell*            Director
------------------------                                       November 18, 1998
J. Evans Attwell

Brady F. Carruth*            Director                          November 18, 1998
------------------------
Brady F. Carruth

      Signature                    Title                     Date
      ---------                    -----                     ----

W. Lipscomb Davis, Jr.*      Director                         November 18, 1998
------------------------
W. Lipscomb Davis, Jr.

Larry D. Horner*             Director                          November 18, 1998
------------------------
Larry D. Horner

Michael E. Murphy*           Director                          November 18, 1998
------------------------
Michael E. Murphy

Richard J. V. Johnson*       Director                          November 18, 1998
------------------------
Richard J. V. Johnson

Jon P. Newton*               Director                          November 18, 1998
------------------------
Jon P. Newton

Michael J. Poulos*           Director                          November 18, 1998
------------------------
Michael J. Poulos


Robert E. Smittcamp*         Director                          November 18, 1998
------------------------
Robert E. Smittcamp

Anne M. Tatlock*             Director                          November 18, 1998
------------------------
Anne M. Tatlock

*By: /s/ Mark S. Berg
------------------------
Mark S. Berg
(Attorney-in-fact)

                               INDEX OF EXHIBITS
                                                                   Sequentially
Exhibit                                                              Numbered
Number                                Exhibit                          Page
-------                               -------                          ----

5       Opinion and Consent of Susan A. Jacobs, Esq.                     8

23(a)   Consent of Ernst & Young LLP                                     9

23(b)   Consent of Susan A. Jacobs, Esq. (included in Exhibit 5
        to this Registration Statement)                                   *

24      Power of Attorney                                                10



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